2012 DEUTSCHE BANK GLOBAL FINANCIAL SERVICES INVESTOR CONFERENCE May 21, 2012 Grayson Hall Chief Executive Officer Exhibit 99.1

FRANCHISE OVERVIEW
•
Associates: 23,619
•
Assets: $128B
•
Loans: $77B
•
Deposits: $97B
•
Branches: 1,722
•
Insurance Offices: 30
•
ATMs: 2,070
•
Market Cap:  $9.4B*
*As of May 10, 2012
Business Services
Small and mid-sized C&I lending
Commercial Real Estate
Equipment Finance
Consumer Services
Wealth Management
Private Banking
Insurance
Trust Services
Ranked 4th or Better in Market Share
Targeted Growth Areas

Mortgage
Home Equity
Credit Card
Direct Lending
Indirect Auto

3.4%
9.6%
1.4%
3.7%
4.3%
10.1 %
2.0%
4.4%
8.8%
1.0%

Top 10 MSAs     Deposits
Market
Share
Market
Rank
’10-’15
Population
Growth
Birmingham, AL $11.0 37.6% 1
Nashville, TN $6.6 17.3% 1
Miami, FL $4.8 3.1%
7
Tampa, FL $4.4 8.7% 4
Memphis, TN $3.8 16.8% 2
Atlanta, GA $3.4 3.0%
6
St. Louis, MO $3.0 4.7% 4
Jackson, MS $2.8 25.5% 2
New Orleans, LA $2.4 8.3%
4
Mobile, AL $2.3 38.2% 1
($ in billions)
National Average: 3.9%
REGIONS’ FOOTPRINT IS CHARACTERIZED BY EITHER HIGH
MARKET SHARE, HIGH GROWTH MARKETS OR BOTH
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market
Share in Regions’ Core Markets
Rank Name
Market
Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%

A QUARTER OF SIGNIFICANT ACCOMPLISHMENT
Key Milestones
Broad-Based Asset Quality
Improvement
1Q12 Results
•
No objection to Capital Plan
•
Closed Morgan Keegan Sale
•
Successful common equity offering
•
Credit Ratings upgrade
•
Redeemed $3.5 billion of Series A
preferred stock
•
Net income available to common
shareholders of $145MM or $0.11
per diluted share
•
Income from continuing operations
$0.14 per diluted share
•
Net charge-offs decreased $98MM or
23% to $332MM
•
Lowest quarterly loan loss provision in
more than four years at $117MM
•
NPLs declined 9%
•
Inflows of NPLs down 32% to $381 MM

OPPORTUNITY FOR OUTPERFORMANCE
REVENUE
EXPENSES
CREDIT
• Tangible opportunity to close peer margin gap
• Over $11 billion of deposit repricing in the next 4 quarters
• Lower liquidity costs
• Level of non-accruals
• Continued momentum in C&I and Consumer lending
• Real estate expertise intact
• Durbin mitigation efforts underway
• Ongoing expense initiatives
• Branch rationalization
• Removed Morgan Keegan overhead / cost structure
• Anticipating reduced credit related / OREO expenses
• Solid reserve position
• Reduced provisions with continued credit improvement

Improved Credit Profile	• Aggressive risk management initiatives • Significant reduction in higher risk loan portfolios • Continued improvement in credit quality metrics
Strong Funding Profile and Capital Position	• Continued growth in low cost core deposit base • Loan to deposit ratio well below historical and peer levels • Best in class liquidity position and attractive funding profile • Capital levels are solid and in line with Basel III regulatory requirements
Attractive Market Presence	• Leading Southeastern depository franchise with favorable demographics • Leading brand favorability • Top share in core markets
Comprehensive Product Offering	• Balanced business mix • Momentum in C&I and consumer offerings • Focused on core banking business post sale of Morgan Keegan
Profitability	• Sustainable and improving core profitability • Opportunity for outperformance • Significant credit leverage remaining

REGIONS

6 INVESTMENT THESIS

FORWARD-LOOKING STATEMENTS
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Refor
Act of 1995 (“ the Act” ) provides a “ safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could caus actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act
Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statement are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Thos statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs an projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act” ) became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increas debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions'
business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› With regard to the sale of Morgan Keegan the possibility of business disruption following the transaction; reputational risks and the reaction of customers and counterparties to the transaction; and occurrences which could cause post-closing adjustments to the purchase price.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “ Forward-
Looking Statements” and “ Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011.
› The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.